UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________________________________
FORM 8-K
___________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of The
Securities Exchange Act of 1934

Date of Report – May 10, 2017
(Date of earliest event reported)
____________________________________________

INGERSOLL-RAND PUBLIC LIMITED COMPANY
(Exact name of registrant as specified in its charter)

____________________________________________

Ireland	001-34400	98-0626632
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

170/175 Lakeview Drive
Airside Business Park
Swords, Co. Dublin
Ireland
(Address of principal executive offices, including zip code)

(353)(0)18707400
(Registrant’s phone number, including area code)

N/A
(Former name or former address, if changed since last report)
____________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.
On May 10, 2017, Ingersoll-Rand plc (the "Company") issued a press release providing certain financial targets for 2017-2020. As previously announced and discussed in the press release, the Company is scheduled to give a presentation on Wednesday, May 10, 2017, discussing the Company's long-term strategy including financial targets for 2017-2020 at an analyst and investor meeting in Davidson, North Carolina. A real-time, listen-only webcast of the meeting will be broadcast live over the Internet. Individuals wishing to listen can access the meeting through the company’s website at www.ingersollrand.com. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated herein by reference. The presentation is furnished as Exhibit 99.2 to this report and incorporated herein by reference.

Item 9.01—Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated May 10, 2017
99.2	Presentation, dated May 10, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGERSOLL-RAND PLC (Registrant)

Date:	May 10, 2017	/s/ Evan M. Turtz
Evan M. Turtz Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated May 10, 2017
99.2	Presentation, dated May 10, 2017